Dividend and Loan Restrictions	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
Dividend and Loan Restrictions

NOTE 6. DIVIDEND AND LOAN RESTRICTIONS

S&T is a legal entity separate and distinct from its banking and other subsidiaries. A substantial portion of our revenues consist of dividend payments we receive from S&T Bank. S&T Bank, in turn, is subject to state laws and regulations that limit the amount of dividends it can pay to us. In addition, both S&T and S&T Bank are subject to various general regulatory policies relating to the payment of dividends, including requirements to maintain adequate capital above regulatory minimums. The Federal Reserve has indicated that banking organizations should generally pay dividends only if (i) the organization’s net income available to common shareholders over the past year has been sufficient to fully fund the dividends and (ii) the prospective rate of earnings retention appears consistent with the organization’s capital needs, asset quality and overall financial condition. Thus, under certain circumstances based upon our financial condition, our ability to declare and pay quarterly dividends may require consultation with the Federal Reserve and may be prohibited by applicable Federal Reserve regulations. If we were to pay a dividend in contravention of Federal Reserve regulations, the Federal Reserve could raise supervisory concerns. We redeemed our Series A Preferred Stock on December 7, 2011, and therefore we are no longer subject to the dividend restriction imposed by participation in the CPP.

Federal law prohibits us from borrowing from S&T Bank unless such loans are collateralized by specific obligations. Further, such loans are limited to 10 percent of S&T Bank’s capital and additional paid-in capital. In April 2012, we closed a $5.0 million line of credit with S&T Bank that had been secured by investments of another subsidiary of S&T.